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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        August 10, 2004 Date of Report (Date of earliest event reported):

                               AROTECH CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-23336              95-4302784
          --------                      -------              ----------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)

250 West 57th Street, Suite 310, New York, New York               10107
---------------------------------------------------               -----
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 258-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 2.01       Completion of Acquisition or Disposition of Assets.

         On August 10, 2004, we acquired all of the outstanding stock of Armour of America, Incorporated, a California corporation ("AoA"), from AoA's sole shareholder, pursuant to the terms of a Stock Purchase Agreement dated as of July 15, 2004 between us and AoA (the "Agreement"). Pursuant to the terms of the Agreement, we paid $22 million for the outstanding stock of AoA and will pay certain additional earn-outs if AoA is awarded certain material contracts. The source of the funds used for the purchase was working capital and funds raised through exercises of certain previously-outstanding warrants and the sale of shares of our common stock. The amount of consideration was determined based upon arm's-length negotiations between ourselves and AoA's sole shareholder, Arthur Schreiber.

         The current AoA management will continue to manage AoA as a wholly-owned subsidiary of ours. The assets acquired through the purchase of all of AoA's outstanding stock consisted of all of AoA's assets, including AoA's current assets, property and equipment, and other assets (including intangible assets such as goodwill, intellectual property and contractual rights).

         We are not aware of any pre-existing material relationship between the shareholder of AoA and us, or between such shareholder and our affiliates, directors or officers, or any associate of any such affiliates, directors or officers.

         A copy of the Agreement was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 16, 2004. The above description of the terms of the Agreement and of this transaction is qualified in its entirety by reference to such exhibit.

Item 9.01         Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired - To be filed by amendment to this Current Report on Form 8-K not later than not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

      (b) Pro forma financial information - To be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

      (c) Exhibits - The following documents are filed as exhibits to this report:

    Exhibit No.                                Description
    -----------                                -----------

          *2.1 Stock Purchase Agreement dated as of July 15, 2004 between Arotech Corporation and Armour of America, Incorporated and its sole shareholder

-------------------------------------

 *Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 16, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AROTECH CORPORATION

                                  (Registrant)


                                  By:    /s/ Robert S. Ehrlich
                                         --------------------------------------
                                         Name:   Robert S. Ehrlich
                                         Title:  Chairman, President and CEO
Dated:   August 23, 2004